Derivative Financial Instruments - Summary of Fair Value of Derivative Financial Instruments (Detail) - USD ($) $ in Millions	Dec. 31, 2021	Dec. 31, 2020
Assets
Current portion	$ 0.1	$ 8.3
Non-current	0.0	1.3
Liabilities
Current portion	(2.9)	(1.2)
Non-current	(3.0)	(8.7)
Net derivative financial instruments	$ (5.8)	$ (0.3)